UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No._____)

|X| Filed by the Registrant       |_| Filed by a Party other than the Registrant
Check the appropriate box:
      |_|   Preliminary Proxy Statement
      |_|   Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
      |X|   Definitive Proxy Statement
      |_|   Definitive Additional Materials
      |_|   Soliciting Material Pursuant to ss.240.14a-12

                           THE PENN STREET FUND, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.
      |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

      1     Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2     Aggregate number of securities to which transaction applies:

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      3     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4     Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      5     Total fee paid:

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      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1     Amount Previously Paid:

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      2     Form, Schedule or Registration Statement No.:

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      3     Filing Party:

            --------------------------------------------------------------------

      4     Date Filed:

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

                           THE PENN STREET FUND, INC.

                     83 General Warren Boulevard, Suite 200
                           Malvern, Pennsylvania 19355
                                 (866) 207-5175

November 17, 2005

Dear Fellow Shareholders:

      As you may know, Penn Street Investment Advisors, Inc. ("PSIA") serves as the Master Investment Adviser of each of the Portfolios pursuant to a written agreement with the Company. Under the Master Investment Advisory Agreement (the "Master Agreement"), PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors.

      CITCO (Quaker Holdings), Inc., a Delaware corporation ("CQH"), owns 38% of PSIA's stock. At a special meeting of the Board of Directors of the Company held on July 25, 2005, the Board was informed that the CITCO Group Limited (the "CITCO Group"), the ultimate parent corporation of CQH and a controlling person of PSIA, was in the process of completing an internal change of its ownership structure at its top levels. Under federal securities laws, these changes in the ownership structure of the CITCO Group constituted a change in control of the CITCO Group, which operated to terminate the Master Agreement of the Company. Since PSIA is a party to each Sub-Advisory Agreement of the Company, the termination of the Master Agreement also acted to terminate each Sub-Advisory Agreement. These terminations occurred automatically at the time of the CITCO Group Transaction pursuant to the requirements of Section 15 of the Investment Company Act of 1940, as amended. The CITCO Group Transaction was completed on July 27, 2005.

It is important to remember that the CITCO Group Transaction involved PSIA, the Master Investment Adviser to the Portfolios, and not the Portfolios themselves, so that:

      o The Portfolio Managers of your Portfolios will not change as a result of the CITCO Group Transaction.

      o The number and value of your shares in each Portfolio will not change as a result of the CITCO Group Transaction.

      o The investment advisory fees and expenses charged to your Portfolio will not change as a result of the CITCO Group Transaction.

      o You will continue to receive the same high quality investment management and shareholder services that you have come to expect over the years.

      To provide for the Portfolios' continued operations, shareholders must approve a new Master Investment Advisory Agreement and Sub-Advisory Agreements that will become effective immediately upon their approval. PSIA is pleased to report that the Board of Directors of your Company, as described more fully in the enclosed Proxy Statement, considered this matter and unanimously approved, and recommend that shareholders approve, the new agreements.

      Enclosed is a Proxy Statement for a special meeting of the shareholders that will be held on Thursday, December 15, 2005 at 10:00 a.m. (Eastern time) to consider the approval of the new Master Investment Advisory Agreement and each Sub-Advisory Agreement for the Penn Street Advisors Sector Rotational Portfolio and the Berkshire Advisors Select Equity Portfolio. The Proxy Statement discusses the CITCO Group Transaction, the new Master Investment Advisory Agreement and each Sub-Advisory Agreement, and other relevant matters in greater detail. Please read the Proxy Statement carefully before voting with the enclosed proxy card(s).

      Please note, if you are a shareholder in more than one Portfolio, you will receive a proxy card for each Portfolio. Your proxy cards are not duplicates, and you must vote separately for each Portfolio. Your vote is important. The matters we are submitting for your consideration are important to the Portfolios and to you as a shareholder. Therefore, please take the time to read the Proxy Statement, cast your vote on the enclosed proxy card(s), and return the card(s) in the enclosed pre-addressed, postage-paid envelope.

      We thank you for your prompt response to the Proxy Statement.

Sincerely,


/s/ John G. Roman
John G. Roman
President

                           THE PENN STREET FUND, INC.

                     83 General Warren Boulevard, Suite 200
                           Malvern, Pennsylvania 19355
                                 (866) 207-5175

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To be held December 15, 2005

To the Shareholders of The Penn Street Fund, Inc.:

      Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of the Penn Street Advisors Sector Rotational Portfolio (the "Sector Rotational Portfolio") and the Berkshire Advisors Select Equity Portfolio (the "Select Equity Portfolio," and collectively with the Sector Rotational Portfolio, the "Portfolios"), each a series of shares of The Penn Street Fund, Inc. (the "Company"), will be held at 10:00 a.m. (Eastern time), on Thursday, December 15, 2005, at the offices of the Company, 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

      The Special Meeting is being called for the following purposes:

      1. To approve or disapprove a new Master Investment Advisory Agreement between Penn Street Investment Advisors, Inc. ("PSIA") and the Company, on behalf of each Portfolio.

      2. To approve or disapprove separate new Sub-Advisory Agreements on behalf of each Portfolio.

      The Company also may transact such other business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposals is provided in the proxy statement attached to this Notice. Shareholders of record at the close of business on October 31, 2005 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

      As a shareholder, you are asked to attend the Special Meeting either in person or by proxy. If you are unable to attend the Special Meeting in person, we urge you to authorize proxies to cast your votes, which is commonly referred to as proxy voting. You can do this in one of two ways by: (1) completing, signing, dating and promptly returning the enclosed proxy card in the enclosed postage prepaid envelope; or (2) completing, signing, dating and promptly returning the enclosed proxy card by fax to (610) 232-1777. Your prompt voting by proxy will help assure a quorum at the Special Meeting. Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Company at the address noted above or by voting in person at the time of the Special Meeting. A prior proxy can also be revoked by proxy voting again through the fax number listed on the proxy card.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE, OR PROXY VOTE BY USING THE FAX TELEPHONE NUMBER. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

IF YOU HOLD SHARES OF MORE THAN ONE PORTFOLIO YOU WILL RECEIVE A PROXY CARD FOR EACH PORTFOLIO. PLEASE RETURN EACH PROXY CARD.


                                         By Order of the Board of Directors,

November 17, 2005
Malvern, Pennsylvania                    George M. Chamberlain, Jr., Secretary

                           THE PENN STREET FUND, INC.
                     83 General Warren Boulevard, Suite 200
                           Malvern, Pennsylvania 19355
                                 (866) 207-5175

          -------------------------------------------------------------

                                 PROXY STATEMENT
          -------------------------------------------------------------

                                November 17, 2005

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Penn Street Fund, Inc. (the "Company"). The proxies will be voted at the Special Meeting of Shareholders or at any postponement or adjournment(s) thereof (the "Special Meeting") of the Company. The Special Meeting will be held at 10:00 a.m., (Eastern time), on Thursday, December 15, 2005, at the offices of the Company, 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355, for the purposes set forth in the accompanying Notice of Special Meeting.

      It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about November 18, 2005.

      The Company currently offers five series of shares. The matters discussed in this Proxy Statement only apply to two of the series: the Penn Street Advisors Sector Rotational Portfolio (the "Sector Rotational Portfolio") and the Berkshire Advisors Select Equity Portfolio (the "Select Equity Portfolio," and collectively with the Sector Rotational Portfolio, the "Portfolios"). Shares of the Portfolios have been divided into two classes of shares: Class A Shares and Class C Shares. The classes differ primarily with respect to sales charges and expenses. None of the proposals at this Special Meeting involve a separate vote by a single class of shares.

      The following table summarizes the proposals to be acted upon at the Special Meeting and indicates those shareholders who are being solicited with respect to each proposal:

--------------------------------------------------------------------------------
                Proposal                            Shareholders Solicited
--------------------------------------------------------------------------------
1. To approve or disapprove a new Master
Investment Advisory Agreement between          Each Portfolio voting
Penn Street Investment Advisors, Inc.          separately.
("PSIA") and the Company, on behalf of
each Portfolio.
--------------------------------------------------------------------------------
2.(a). To approve or disapprove a new
Sub-Advisory Agreement between PSIA,           Sector Rotational Portfolio
Valley Forge Capital Advisors, Inc.            shareholders only.
("Valley Forge Capital") and the
Company, on behalf of the Sector
Rotational Portfolio.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Proposal                            Shareholders Solicited
--------------------------------------------------------------------------------
2.(b). To approve or disapprove a new
Sub-Advisory Agreement between PSIA,           Select Equity Portfolio
Berkshire Advisors, Inc. ("Berkshire           shareholders only.
Advisors") and the Company, on behalf of
the Select Equity Portfolio.
--------------------------------------------------------------------------------

      If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Directors of the Company unanimously recommends a vote FOR the approval of a new Master Investment Advisory Agreement between PSIA and the Company, on behalf of each Portfolio, and a vote FOR the approval of each new Sub-Advisory Agreement. If no instructions are specified on the proxy, shares will be voted FOR Proposals No. 1 and No. 2, and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

      Only shareholders of record of each Portfolio on October 31, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, each Portfolio had the following number of shares of common stock outstanding:

      --------------------------------------------------------------------------
                                                         Outstanding Shares of
                 Portfolio                                   Common Stock
      --------------------------------------------------------------------------
      Sector Rotational Portfolio                            662,928.320
      --------------------------------------------------------------------------
      Select Equity Portfolio                                136,189.823
      --------------------------------------------------------------------------

      Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Portfolio, you will receive a proxy card for each such Portfolio. Shareholders must vote each proxy separately as each represents a separate proposal for one Portfolio.


      The costs of the Special Meeting, and of this solicitation, will be borne by the CITCO Group Limited. It is anticipated that banks, brokerage houses, and other custodians may be requested to forward these materials to the beneficial owners of shares of the Portfolios to obtain authorization to execute proxies. The solicitation will be largely by mail but may include, without cost to the Portfolios, telephonic, facsimile or oral communications by regular employees of PSIA, the Company's master investment adviser, and Citco Mutual Fund Services, Inc., the administrator and transfer agent of the Company.

      The Company prepares and mails to its shareholders financial reports on a semi-annual basis. The Company will furnish to shareholders upon request, without charge, copies of its Annual Report to Shareholders, containing audited financial statements for its fiscal year ended October 31, 2004, and its Semi-Annual Report to Shareholders, containing un-audited financial statements for the period ended April 30, 2005. Requests for such Annual or Semi-Annual Reports should be directed to the Company at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 or by calling, toll free, (866) 207-5175.

YOUR VOTE IS IMPORTANT. PLEASE CALL (866) 207-5175 IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT (610) 232-1777.

            PROPOSAL NO. 1: APPROVAL OR DISAPPROVAL OF A NEW MASTER
                         INVESTMENT ADVISORY AGREEMENT.

Background.

      Until July 27, 2005, Penn Street Investment Advisors, Inc. ("PSIA") served as the Master Investment Adviser of each of the Portfolios pursuant to a Master Investment Advisory Agreement (the "Current Master Agreement") with the Company dated March 2, 2005. Under the Current Master Agreement, PSIA was authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. Valley Forge Capital currently serves as the sub-adviser to the Sector Rotational Portfolio and Berkshire Advisors currently serves as the sub-adviser to the Select Equity Portfolio, each pursuant to the current Sub-Advisory Agreements (the "Current Sub-Advisory Agreements").

      CITCO (Quaker Holdings), Inc., a Delaware corporation ("CQH"), owns 38% of PSIA's stock, and also is the parent company of Citco Mutual Fund Services, Inc. ("CMFS"), the administrator and transfer agent of the Company. CMFS in turn is the parent company of Citco Mutual Fund Distributors, Inc. ("CMFD"), the principal underwriter of the Company.

      At a special meeting of the Board of Directors of the Company held on July 25, 2005, the Board was informed that The CITCO Group Limited (the "CITCO Group"), the ultimate parent corporation of CQH, CMFS and CMFD, and a controlling person of PSIA, was in the process of completing an internal change of its ownership structure at its top levels (the "CITCO Group Transaction"). Under federal securities laws, these changes in the ownership structure of the CITCO Group constituted a change in control of the CITCO Group, which operated to terminate the Current Master Agreement. Since PSIA is a party to each Sub-Advisory Agreement of the Company, the termination of the Current Master Agreement also caused each Current Sub-Advisory Agreement to terminate. These terminations occurred automatically at the time of the CITCO Group Transaction pursuant to the requirements of Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). The CITCO Group Transaction was completed on July 27, 2005. The terms of the CITCO Group Transaction are discussed in more detail below under the section entitled "Description of the CITCO Group Transaction."

      At the special meeting held on July 25, 2005, the Board of Directors of the Company took certain actions to protect the Company, the Portfolios and their shareholders. To assure that PSIA could continue to oversee the investment operations of each Portfolio, the Board of Directors of the Company approved an Interim Master Investment Advisory Agreement between the Company and PSIA pursuant to the requirements of 1940 Act. In addition, the Board of Directors of the Company also approved Interim Sub-Advisory Agreements (referred to collectively, with the Interim Master Investment Advisory Agreement, as the "Interim Agreements") pursuant to the requirements of the 1940 Act.

      The Interim Agreements each became effective on July 27, 2005, following the termination of the previous agreements. The Interim Agreements will continue for the shorter of: (i) the date on which a new Master Investment Advisory Agreement (the "New Master Agreement") and new Sub-Advisory Agreements (each, a "New Sub-Advisory Agreement" and collectively, the "New Sub-Advisory Agreements") are approved by the shareholders of each

Portfolio in the manner required by the 1940 Act; or (ii) 150 days (i.e., until Saturday, December 24, 2005). The Interim Agreements each contain the same terms and conditions as the Current Master Agreement and Current Sub-Advisory Agreements; except that the dates of effectiveness and termination have changed. The Portfolios, PSIA, Valley Forge Capital and Berkshire Advisors have agreed to operate in accordance with the voluntary fee waivers and expense commitments in effect at the date of termination of the Current Master Agreement and Current Sub-Advisory Agreements, and the terms of the Interim Agreements require that any net compensation due PSIA, Valley Forge Capital and/or Berkshire Advisors under the Interim Agreements will be held in escrow in an interest bearing account at the Company's custodian until such time as the shareholders of the applicable Portfolio have approved the New Master Agreement and New Sub-Advisory Agreements.

      At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors of the Company reviewed the terms and conditions of the CITCO Group Transaction, its impact on the Company and its shareholders, and information concerning the changes at the CITCO Group. At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors approved, and recommended that the shareholders of each Portfolio approve, the New Master Agreement and each New Sub-Advisory Agreement. The New Master Agreement and each New Sub-Advisory Agreement will take effect immediately upon their approval. The approval by the Company's Board of Directors on July 25, 2005, was unanimous, and therefore included a majority of those directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act), and a majority of the entire Board.


Description of the CITCO Group Transaction.

      The CITCO Group is the ultimate parent of CQH. CQH is a controlling shareholder of PSIA. Prior to July 27, 2005, the CITCO Group was owned 81% by Rotonde Investments Ltd. and 19% by SFCT Investments Ltd. Rotonde Investments Ltd. is a British Virgin Islands entity that is 100% owned by the Fondacion De Famille Sandoz. SFCT Investments Ltd. is a British Virgin Islands entity that is 100% owned by the Smeets Family Citco Trust.

      On July 27, 2005, an investor group including the Smeets Family Citco Trust, certain Citco management and outside investors acquired a controlling interest in the CITCO Group from Rotonde Investments Ltd. (and the Fondacion De Famille Sandoz). Effective July 27, 2005, the CITCO Group is now owned: 43.5% by SFCT Investments Ltd.; 19% by Rotonde Investments Ltd.; and 37.5% by FFC Holdings LP.

      FFC Holdings LP is a Cayman Islands hedge fund. FFC Holdings LP is owned by its investors. FFC Management Ltd., a Cayman Island entity with offices at Regatta Office Park, West Bay Road, P. O. Box 31106 SMB, Grand Cayman, Cayman Islands serves as General Partner of FFC Holdings LP and has voting control over the latter's 37.5% share interest in the CITCO Group. FFC Management Ltd. is 100% owned by SFCT Investments Ltd. (and the Smeets Family Citco Trust). Additional information concerning the ownership structure of the CITCO Group is discussed in more detail below under the section entitled "Information About PSIA."

      The specific terms and purchase price involved in the CITCO Group Transaction were private, since the transaction took place between non-public companies. The Fondacion De Famille Sandoz, which had been the controlling shareholder prior to the CITCO Group Transaction, will maintain a minority ownership position with the CITCO Group. In connection with the CITCO Group Transaction, there was no change in the management team that operates the CITCO Group. Although the CITCO Group Transaction resulted in a technical change in control of the ownership of CQH and PSIA, there were no actual changes at CQH or PSIA as a result of the CITCO Group Transaction. Most importantly, the CITCO Group Transaction will not result in any changes in PSIA's existing internal management structure or the manner in which PSIA currently conducts its investment management and advisory businesses, except with respect to unrelated changes that may occur in the ordinary course of business. PSIA employs substantially all of the employees it employed prior to the CITCO Group Transaction and intends to occupy the same offices that it currently occupies. The CITCO Group Transaction involves only the ultimate parent company and is expected to have no affect on PSIA or the Company.

Description of the Current Master Agreement.

      The shareholders of each Portfolio most recently approved the Current Master Agreement at a special meeting of shareholders held on February 15, 2005. The Current Master Agreement was last approved by the Board of Directors of the Company on October 28, 2004 when the Board, including a majority of those directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act), approved the Current Master Agreement for an initial period to run until June 30, 2006, and recommended such Current Master Agreement to the shareholders of each Portfolio for their approval.

      PSIA is responsible for the overall investment operations of each Portfolio; it provides or arranges to provide day-to-day investment advisory services to the Portfolios and is primarily responsible to the Board for the conduct of the Portfolios' investment activities. PSIA prepares quarterly reports to the Board concerning the investment activities of the Portfolios (or more frequently if the Board requires). PSIA is responsible for ensuring that each Portfolio is managed in accordance with its investment objectives and restrictions, is responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

      PSIA serves in the capacity of "Master Adviser" to each of the Portfolios and is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. These sub-advisors provide day-to-day investment advice and choose the securities in which the Portfolios will invest, subject to the oversight and control of PSIA.

      For its services to the Sector Rotational Portfolio, PSIA receives an annual fee of 0.25%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. Valley Forge Capital, as the sub-advisor to the Sector Rotational Portfolio, is paid its advisory fee of 0.75% directly by that Portfolio for its services. For its services to the Select Equity Portfolio, PSIA receives an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. The fees charged by Berkshire Advisors as sub-advisor to the Select Equity Portfolio are paid by PSIA out of the fee it receives from that Portfolio. Out of its annual fee of 1.00%, PSIA pays a sub-advisory fee to Berkshire Advisors of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Select Equity Portfolio. There will be no changes in fees under the New Master Agreement.

      PSIA, Valley Forge Capital, Berkshire Advisors and the other service providers to the Portfolios have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% for Class A shares and 2.50% for Class C shares of the Sector Rotational Portfolio, and at an annual rate of 2.00% for Class A shares and 2.75% for Class C shares of the Select Equity Portfolio. With respect to the Select Equity Portfolio, in the event Berkshire Advisors does undertake such waivers and/or reimbursements, Berkshire Advisors may recover such waived fees and/or reimbursed expenses, at Berkshire Advisors' discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time.

      The following table provides information on the investment advisory fees (net of fee waivers), the amount of fees waived or reimbursed by PSIA, and the amount of any fees paid to a sub-adviser by PSIA during the Company's most recent fiscal year ended October 31, 2005 (un-audited):

--------------------------------------------------------------------------------
                                                 Waived Fees
                                                    and/or        Advisory Fees
                                Advisory Fees     Reimbursed       Paid to the
          Portfolio            (net of waivers)    Expenses        Sub-Adviser
--------------------------------------------------------------------------------
Sector Rotational Portfolio           $0             $54,890           $0(1)
--------------------------------------------------------------------------------
Select Equity Portfolio             $2,079           $13,969          $1,673
--------------------------------------------------------------------------------

---------------------

1. Valley Forge Capital, as the sub-advisor to the Sector Rotational Portfolio, is paid its advisory fee of 0.75% directly by that Portfolio for its services.

      PSIA does not currently serve as an investment adviser or sub-adviser to any other registered investment company. The Company does currently have three other series that PSIA serves as the Master Adviser; however, those other series are in the process of liquidating.

      Citco Mutual Fund Services, Inc. ("CMFS") serves as the transfer and dividend disbursing agent, fund accounting agent and administrator to the Company. CQH is the parent company of CMFS, and owns 85% of CMFS' stock. CQH is also a controlling shareholder of PSIA. Accordingly, CMFS and PSIA are affiliated parties of one and other. CMFS provides the following services to the Company and the Portfolios: (i) the administration of the Company's business affairs; (ii) serving as dividend disbursing agent; (iii) the preparation of certain records and documents; and (iv) record keeping and accounting services. For its services to the Company, CMFS is paid a fee based on the aggregate assets of all the Portfolios, on a declining scale as follows: 0.40% annually of average daily net assets on the first $100 million in Company assets, 0.30% annually of average daily net assets above $100 million and up to $200 million in Company assets, 0.25% annually of average daily net assets above $200 million and up to $300 million in Company assets, 0.20% annually of average daily net assets above $300 million and up to $500 million in Company assets, and 0.15% annually of average daily net assets above $500 million in Company assets.

      The following table provides information on the transfer and dividend disbursing agent, fund accounting agent and administrative fees received by CMFS during the Company's most recent fiscal year ended October 31, 2005 (un-audited):

      -------------------------------------------------------------------
                 Portfolio                                Fees
      -------------------------------------------------------------------
      Sector Rotational Portfolio                        $35,269
      -------------------------------------------------------------------
      Select Equity Portfolio                            $ 4,716
      -------------------------------------------------------------------

      Pursuant to a Distribution Agreement between Citco Mutual Fund Distributors, Inc. ("CMFD") and the Company, on behalf of each Portfolio, CMFD is the principal underwriter and exclusive agent for each Portfolios' shares, and has the right to select selling dealers to offer the shares to investors. CMFD is a wholly-owned subsidiary of CMFS. Accordingly, CMFD is also an affiliated party of PSIA. The principal business address of CMFD is 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

      For its services as the principal underwriter to the Company, CMFD is entitled to be paid an annual fixed fee of $12,000 by the Company, and to retain the portion of the sales charge for Class A shares that is not re-allowed to selling brokers. CMFD may also receive certain compensation from each Portfolio's Rule 12b-1 Distribution Plan, as described more fully below. During the Company's most recent fiscal year ended October 31, 2005, CMFD received sales charge fees of $6,538 in connection with the sale of Class A shares of the various Portfolios of the Company.

      The Class A shares of each Portfolio have adopted a Rule 12b-1 Distribution Plan (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.25% per annum of the average daily net assets of each Portfolio's Class A shares for providing distribution and/or shareholder services. These services can include, but are not limited to, promotion of the sale of each Portfolio's Class A shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of a Portfolio's Class A shares, and for other services and materials, including the cost of printing prospectuses, reports and advertising material provided to investors, payments to entities that provide personal services and account maintenance to accounts that hold Class A shares of the respective Portfolios and to defray overhead expenses of CMFD incurred in connection with the promotion and sale of Class A shares.

      The Class C shares of each Portfolio have also adopted a Rule 12b-1 Distribution Plan (the "Class C Plan") pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan provides that each Portfolio may make monthly payments at a maximum rate of 0.75% per annum of the average daily net assets of each Portfolio's Class C shares for providing distribution and/or shareholder services. These services can include, but are not limited to promotion of the sale of each Portfolio's Class C shares, preparation of advertising and promotional materials, payment of compensation to persons who have been instrumental in the sale of a Portfolio's Class C shares, and for other services and materials, including the cost of printing prospectuses, reports and advertising materials provided to investors, payments to entities that provide personal services and account maintenance to accounts that hold Class C shares of the respective Portfolios and to defray overhead expenses of CMFD incurred in connection with the promotion and sale of Class C shares.

      The Class C Plan also provides that each Portfolio will compensate CMFD with a servicing fee at the rate of 0.25% per annum of the average daily net assets of each Portfolio's Class C shares. The servicing fee shall be used to pay, among other things, assisting in establishing and maintaining customer accounts and records, assisting with purchases and redemption requests, arranging for bank wires, monitoring dividend payments from a Portfolio on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Company to the customers, receiving and answering correspondence and aiding in maintaining the investment of the Company's Class C shareholders.

      The following table provides information on the distribution (i.e., 12b-1) fees received by CMFD pursuant to the Class A Plan and the Class C Plan during the most recent fiscal year ended October 31, 2005 (un-audited):

      --------------------------------------------------------------------------
               Portfolio                 Class A Plan       Class C Plan
      --------------------------------------------------------------------------
      Sector Rotational Portfolio           $22,023             $80
      --------------------------------------------------------------------------
      Select Equity Portfolio               $ 2,945             $11
      --------------------------------------------------------------------------

      The CITCO Group Transaction caused the Distribution Agreement to terminate automatically pursuant to the requirements of Section 15 of the 1940 Act. The other service agreements with CMFS, the Class A Plan and the Class C Plan were not affected by the CITCO Group Transaction. At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors of the Company approved a new distribution agreement with CMFD, with identical terms and conditions as the current agreement. No shareholder approval is necessary for the new distribution agreement.

      Until October 6, 2005, the Company had an affiliated broker-dealer, Quaker Securities, Inc. Quaker Securities, Inc. was an affiliated broker-dealer because it was 100% owned by CQH. On October 6, 2005, Quaker Securities, Inc. liquidated its business and de-registered as a broker-dealer.

      The following table provides information on the aggregate amount of commissions paid by each Portfolio to Quaker Securities, Inc. during the most recent fiscal year ended October 31, 2005, and the percentage of a Portfolio's total commissions those brokerage fees represent:

      --------------------------------------------------------------------------
                                        Aggregate    Percentage of Total
                Portfolio              Commissions    Commissions Paid
      --------------------------------------------------------------------------
      Sector Rotational Portfolio        $7,782            30%
      --------------------------------------------------------------------------
      Select Equity Portfolio            $   13           0.26%
      --------------------------------------------------------------------------

Description of the New Master Agreement.

      The terms and conditions of the New Master Agreement provide for the same advisory fee and are otherwise substantially the same as in the Current Master Agreement.

      If approved by the shareholders at this Special Meeting, the New Master Agreement will remain in effect until June 30, 2006, and thereafter continue from year to year, provided that each such continuance is approved annually by either the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of each Portfolio of the Company, and in either case by the vote of a majority of the directors who are not parties to the New Master Agreement or interested persons (as such term is defined in the 1940 Act) of any party to the New Master Agreement, voting in person at a meeting called for the purpose of voting on such approval. The New Master Agreement may be terminated by the Company or by PSIA at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Company must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Company. The New Master Agreement automatically terminates upon assignment.

      As with the Current Master Agreement, the New Master Agreement provides that PSIA is responsible for the overall investment operations of each Portfolio; it will provide or arrange to provide day-to-day investment advisory services to the Portfolios and it will be primarily responsible to the Board for the conduct of the Portfolios' investment activities. PSIA will prepare quarterly reports to the Board concerning the investment activities of the Portfolios (or more frequently if the Board requires). PSIA will be responsible for ensuring that each Portfolio is managed in accordance with its investment objectives and restrictions, will be responsible for reporting any deviations to the Board and for taking such corrective actions as the Board may direct.

      As with the Current Master Agreement, the New Master Agreement also provides that PSIA is authorized to engage persons, subject to necessary Board and shareholder approval, to serve the Portfolios as sub-advisors. These sub-advisors will provide day-to-day investment advice and choose the securities in which the Portfolios will invest, subject to the oversight and control of PSIA. Subject to shareholder approval, PSIA has engaged Valley Forge Capital to serve as the sub-adviser to the Sector Rotational Portfolio and Berkshire Advisors to serve as the sub-adviser to the Select Equity Portfolio

      The New Master Agreement provides that PSIA shall not be liable for any loss suffered by a Portfolio or its shareholders as a consequence of any act or omission in connection with services under the New Master Agreement, except by reason of PSIA's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      The terms and conditions of the New Master Agreement provide for the same advisory fees. Under the New Master Agreement, for its services to the Sector Rotational Portfolio, PSIA will receive an annual fee of 0.25%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. Valley Forge Capital, as the sub-advisor to the Sector Rotational Portfolio, will be paid its advisory fee of 0.75% directly by that Portfolio for its services. For its services to the Select Equity Portfolio, PSIA will receive an annual fee of 1.00%, calculated daily and paid monthly, based on the average daily net assets of that Portfolio. The fees charged by Berkshire Advisors as sub-advisor to the Select Equity Portfolio will be paid by PSIA out of the fee it receives from that Portfolio. Out of its annual fee of 1.00%, PSIA will pay a sub-advisory fee to Berkshire Advisors of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Select Equity Portfolio

      If the New Master Agreement and each Sub-Advisory Agreement is approved, PSIA, Valley Forge Capital, Berkshire Advisors and the other service providers to the Portfolios have voluntarily agreed to continue to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% for Class A shares and 2.50% for Class C shares of the Sector Rotational Portfolio, and at an annual rate of 2.00% for Class A shares and 2.75% for Class C shares of the Select Equity Portfolio. With respect to the Select Equity Portfolio, in the event Berkshire Advisors does undertake such waivers and/or reimbursements, Berkshire Advisors may recover such waived fees and/or reimbursed expenses, at Berkshire Advisors' discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time.

      A copy of the New Master Agreement is attached to this Proxy Statement as Exhibit A.

      If the New Master Agreement is not approved by the shareholders of a Portfolio at this Special Meeting, the directors of the Company will consider what other actions are appropriate based upon the best interests of that Portfolio's shareholders.

Information About PSIA.

      PSIA is a Delaware corporation. The offices of PSIA are located at 83 General Warren Boulevard, Suite 200, Malvern, PA 19355. PSIA is a registered investment advisory firm founded in 2002.

      PSIA is majority owned by RMH, LLC, a Delaware limited liability company whose members are G. Michael Mara, William R. Henry, and Dr. Philip P. Ripepi. RMH, LLC owns 57% of PSIA's stock. CQH, a Delaware corporation, owns 38% of PSIA's stock. The CITCO Group is the ultimate parent of CQH, as described in more detail in the next paragraph. John G. Roman, the President of the Company, owns 5% of the stock of PSIA, and is the President and CEO of PSIA.

      CQH's address is 83 General Warren Boulevard, Suite 200, Malvern, PA 19355. All of the capital stock of CQH is owned by Citco Corporate Services, Inc., which has offices at 450 Lexington Avenue, Suite 3320, New York, NY 10017. All of the capital stock of Citco Corporate Services, Inc. is owned by Citco Nederland B. V., which has offices at Telestone 8, Teleport, Naritaweg 165, 1043 BW Amsterdam, The Netherlands. All of the capital stock of Citco Nederland B. V. is owned by The Netherlands International Trust Company B. V., which has offices at Telestone 8, Teleport, Naritaweg 165, 1043 BW Amsterdam, The Netherlands. All of the capital stock of The Netherlands International Trust Company B. V. is owned by Citco Europe Holdings N. V., which has offices at De Ruyterkade 62, P.
O. Box 812, Curacao, Netherlands Antilles. All of the capital stock of Citco Europe Holdings N. V. is owned by the CITCO Group, which has offices at Regatta Office Park, West Bay Road, P. O. Box 31106 SMB, Grand Cayman, Cayman Islands.

      Effective July 27, 2005, the CITCO Group is owned: 43.5% by SFCT Investments Ltd., a British Virgin Islands entity with offices at the Citco Building, Wickhams Cay, P. O. Box 662, Road Town, Tortola, British Virgin Islands, (SFCT Investments Ltd. is 100% owned by the Smeets Family Citco Trust, with offices at the Citco Building, Wickhams Cay, P. O. Box 662, Road Town, Tortola, British Virgin Islands); 19% by Rotonde Investments Ltd., a British Virgin Islands entity with offices at the Citco Building, Wickhams Cay, P. O. Box 662, Road Town, Tortola, British Virgin Islands, (Rotonde Investments Ltd. is 100% owned by the Fondacion De Famille Sandoz, with offices at 85, Avenue General-Guisan, CH-1009 Pully, Switzerland); and 37.5% by FFC Holdings LP, a Cayman Island hedge fund with offices at Regatta Office Park, West Bay Road, P.
O. Box 31106 SMB, Grand Cayman, Cayman Islands (FFC Holdings LP is owned by its investors). FFC Management Ltd., a Cayman Island entity with offices at Regatta Office Park, West Bay Road, P. O. Box 31106 SMB, Grand Cayman, Cayman Islands serves as General Partner of FFC Holdings LP and has voting control over the latter's 37.5% share interest in the CITCO Group. FFC Management Ltd. is 100% owned by SFCT Investments Ltd. (and the Smeets Family Citco Trust). The terms of the CITCO Group Transaction are discussed in more detail above under the section entitled "Description of the CITCO Group Transaction."

      The name and address and principal occupation of the principal executive officer and each director of PSIA are as follows:

--------------------------------------------------------------------------------
         Name and Address                        Principal Occupation(s)
--------------------------------------------------------------------------------
Timothy Biedrzycki                           Chairman of the Board and Secretary
83 General Warren Boulevard, Suite 200       of PSIA.
Malvern, PA  19355
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
             Name and Address                                Principal Occupation(s)
------------------------------------------------------------------------------------------------------
John G. Roman                                Director, President and CEO of PSIA; President of the
83 General Warren Boulevard, Suite 200       Company.
Malvern, PA  19355
------------------------------------------------------------------------------------------------------
William R. Henry, CPA                        Director and Treasurer of PSIA; Private Investor;
83 General Warren Boulevard, Suite 200       President, William R. Henry, P. C. (accounting firm); a
Malvern, PA  19355                           Director and CFO of Southwestern Group, Ltd. (health
                                             care businesses); and Director, Treasurer and
                                             shareholder of Valley Forge Capital.
------------------------------------------------------------------------------------------------------
G. Michael Mara                              Director of PSIA; Director, President, CEO, controlling
83 General Warren Boulevard, Suite 200       shareholder and Portfolio Manager of Valley Forge
Malvern, PA  19355                           Capital, sub-adviser to the Sector Rotational
                                             Portfolio; Trustee of Citco Quaker Investment Trust
                                             (registered investment company).
------------------------------------------------------------------------------------------------------
Dr. Philip P. Ripepi                         Director of PSIA; Surgeon in Private Practice;
83 General Warren Boulevard, Suite 200       shareholder of Valley Forge Capital; Private Investor.
Malvern, PA  19355
------------------------------------------------------------------------------------------------------
William J. Keunen                            Director of PSIA; Director of CQH; Director of Fund
83 General Warren Boulevard, Suite 200       Services, CITCO Group.
Malvern, PA  19355
------------------------------------------------------------------------------------------------------

At the time of the CITCO Group Transaction, John A. Lukan, CFA, served as the Chairman of the Board and Secretary of PSIA, as well as a director of CQH and the President and CEO of CMFS and CMFD. Mr. Lukan resigned those positions in August, 2005. These changes were unrelated to the CITCO Group Transaction. Mr. Lukan is the Chairman of the Board of the Company. It is currently anticipated that there will be no other changes in the principal executive officer and directors of PSIA in connection with the CITCO Group Transaction, except with respect to unrelated changes that may occur in the ordinary course of business.

      The name of each officer or director of the Company who is also an officer, employee, director or shareholder of PSIA, and a description of any interest in PSIA, is as follows:

      --------------------------------------------------------------------------------
                                                                       Percentage of
                             Position with        Position with the     Ownership of
            Name                  PSIA                 Company              PSIA
      --------------------------------------------------------------------------------
                            Director, President
      John G. Roman         and CEO                   President              5%
      --------------------------------------------------------------------------------

Recent Change in Control of PSIA.

      Prior to March 2, 2005, CQH owned 100% of PSIA's capital stock. At that time, John A. Lukan, Chairman of the Board of the Company, was also the Chairman and Secretary of PSIA and a director of CQH. On March 2, 2005, CQH entered into a Subscription and Shareholders Agreement with RMH, LLC and John G. Roman (the "PSIA Transaction") pursuant to which PSIA issued new shares so that its ownership was:

--------------------------------------------------------------------------------
       Shareholder                        Percentage of Ownership of PSIA
--------------------------------------------------------------------------------
        RMH, LLC                                        57%
--------------------------------------------------------------------------------
           CQH                                          38%
--------------------------------------------------------------------------------
      John G. Roman                                      5%
--------------------------------------------------------------------------------

The purchase price for the shares acquired by RMH, LLC was $450,000. The purchase price for the shares acquired by CQH was $300,000. The shares issued to Mr. Roman were in consideration for his services rendered to PSIA. In addition, Mr. Roman was granted an option to purchase up to 30% of PSIA, over a period of time, if certain performance goals are achieved. If the performance goals are achieved and Mr. Roman exercises his options to increase his ownership to 30%, RMH, LLC will then own 42% of the outstanding shares of PSIA and CQH will own 28% of the outstanding shares of PSIA.

      This change in ownership of PSIA also caused a change in control. Accordingly, its master investment advisory agreement and each sub-advisory agreement terminated automatically at that time pursuant to the requirements of
Section 15 of the 1940 Act. In connection with such change in control, a special shareholders meeting was held on February 15, 2005. At that special meeting, the Current Master Agreement and each Current Sub-Advisory Agreement were approved by shareholders and went into effect on March 2, 2005 in connection with the closing of the PSIA Transaction.

      Section 15(f) of the 1940 Act provides a safe harbor to investment advisers that permits an investment adviser to an investment company to be sold for a profit provided that certain conditions are met. The PSIA Transaction is considered to be the sale of the investment adviser for profit. In connection with the PSIA Transaction, PSIA undertook to the Board of the Company to take all actions necessary to comply with the provisions of Section 15(f) of the 1940 Act. Accordingly, pursuant to Section 15(f) of the 1940 Act: (i) for a period of three years after the closing date of the PSIA Transaction, PSIA shall not permit, any "interested person" (as that term is defined in the 1940 Act) of PSIA to become, or to continue as, a member of the Board of Directors, unless, taking into account that "interested person," at least 75% of the members of the Board of Directors are not "interested persons" of the Company or PSIA; and (ii) there shall not be imposed an unfair burden (as that term is used in the 1940
Act) on any of the Portfolios as a result of the PSIA Transaction.

      The CITCO Group Transaction is not considered to be the sale of an investment adviser for profit and is not subject to the requirements of Section 15(f) of the 1940 Act.

Directors' Considerations and Recommendations.

      At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors reviewed information concerning PSIA and the CITCO Group Transaction. After discussions described in more detail below, the New Master Agreement was approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act). Such approval was granted after consideration and review of the CITCO Group Transaction and such other material information that the Board of Directors deemed relevant. All five directors voted in favor of approving the New Master Agreement and recommending approval of the agreement by the shareholders of the Portfolios.

      During their deliberations, the directors reviewed their recent deliberations with respect to PSIA in connection with the PSIA Transaction. They noted that they had reviewed extensive information and business plans with respect to that transaction at meetings held on October 5, 2004, October 15, 2004, October 27, 2004 and October 28, 2004. In addition, the Board of Directors discussed PSIA and the PSIA Transaction at subsequent meetings held on December 7, 2004 and January 11, 2005.

      At the July 25, 2005 special meeting, the Board of Directors noted that the CITCO Group Transaction was expected to have no direct impact on the operations of CQH and/or PSIA. The directors also noted that PSIA intends to continue to employ all of its current personnel, including the personnel at PSIA who currently service the Company and its Portfolios. The directors reviewed information provided concerning the CITCO Group Transaction, including public information available about the CITCO Group and other information supplied by CMFS.

      The directors considered the terms and conditions of the New Master Agreement, noting that the terms and conditions were the same as in the Current Master Agreement, including the provision for fees. The directors also considered the quality and scope of the investment advisory services that have been provided to the Portfolios in the past by PSIA, and which are expected to continue to be provided after the CITCO Group Transaction by substantially the same personnel. The Board considered the unique aspects of PSIA's operations, the fees paid by each Portfolio and in relation to similar funds within the industry, the voluntary expense limitation agreements with respect to the Portfolios, information concerning PSIA's code of ethics and compliance procedures, and information concerning the performance of each Portfolio. With respect to the quality of the services provided, the Board expressed its pleasure at the quality of the services provided to date, and noted that the continued presence of CQH as a significant owner of PSIA, and the direct involvement of Messrs. Mara and Roman, were positive factors in deciding to approve the New Master Agreement. With respect to performance, the directors noted that the performance of the Sector Rotational Portfolio, the largest Portfolio of the Company, was well above the average for comparable funds, but that the performance of the Select Equity Portfolio was approximately average or below its comparable funds. In addition, the directors stated that the fees and expenses of the Portfolios were deemed to be fair and reasonable based on the information provided at the meeting with respect to other funds in the industry. The directors noted favorably that PSIA has committed to continue the current voluntary expense limitation agreements and that such commitment was deemed to be an extremely important factor in the Board's decision.

      The directors also reviewed and discussed the profitability of the investment adviser, and the historical relationship between the Company and PSIA, including the benefits each party received from such long-term relationship. The directors noted the fact that PSIA was affiliated with the Company's administrator and principal underwriter. They also noted that these affiliates received compensation from the relationship such as fees as administrator and fees under the distribution (12b-1) plans. The Board noted that PSIA's exclusive function was to serve as investment adviser to the Company's Portfolios, so other than the fees received for such services, there were no other fall-out benefits or ancillary benefits that would accrue to other PSIA clients. Because PSIA served as a manager of managers, there was no concern about soft dollar arrangements or interested party transactions between the Portfolios and PSIA. They also noted that the investment advisory fees received to date had been minimal and subject to the voluntary expense limitation agreement.

      It was noted that during the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the directors considered it to be significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Portfolios because of PSIA's familiarity with each Portfolio, its investment objectives and policies, its portfolio composition, and the Company's policies regarding matters such as compliance issues, the Company's code of ethics, brokerage allocation, record-keeping systems, and other operational issues. The Board specifically noted the long-standing and cooperative working relationship between PSIA and the Company.

      In their deliberations, the directors did not consider the extent to which economies of scale would be realized as a Portfolio grows, nor did they rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in this situation where the directors were trying to approve a new agreement on substantially the same terms and conditions as the Current Master Agreement. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE NEW MASTER AGREEMENT.

  PROPOSAL NO. 2.(a): APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN PSIA, VALLEY FORGE CAPITAL AND THE COMPANY, ON BEHALF OF THE SECTOR
                             ROTATIONAL PORTFOLIO.
                (Sector Rotational Portfolio Shareholders Only)

Background.

      Until July 27, 2005, PSIA served as the Master Adviser of each of the Portfolios pursuant to the Current Master Agreement with the Company dated March 2, 2005. Under the Current Master Agreement (and the subsequent Interim Master Investment Advisory Agreement), PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. Valley Forge Capital currently serves as the sub-adviser to the Sector Rotational Portfolio.

      As discussed in Proposal No. 1 above, the CITCO Group Transaction is considered to be a change in control, and pursuant to the provisions of Section 15 of the 1940 Act, the Current Master Agreement terminated automatically at the time of the closing of that transaction. PSIA is also a signatory to each sub-advisory contract applicable to each Portfolio. Since PSIA is a party to each Current Sub-Advisory Agreement, each such Current Sub-Advisory Agreement also terminated at the time of the CITCO Group Transaction, even though no change in control occurred at any of the sub-advisers.

Description of the Current Sub-Advisory Agreement With Valley Forge Capital.

      The shareholders of each Portfolio most recently approved the Current Sub-Advisory Agreement with Valley Forge Capital at a special meeting of shareholders held on February 15, 2005. The Current Sub-Advisory Agreement was last approved by the Board of Directors of the Company on June 14, 2005 when the Board, including a majority of those directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act), approved its continuance for a 12-month period commencing July 1, 2005.

      Valley Forge Capital is responsible for the day-to-day investments of the Sector Rotational Portfolio and will choose the securities in which the Portfolio invests. Valley Forge Capital also will provide the Sector Rotational Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Valley Forge Capital will report to and be under the general supervision of PSIA. PSIA will have primary responsibility for the activities of Valley Forge Capital and will report to the Board with respect to Valley Forge Capital's activities.

      For its services to the Sector Rotational Portfolio, Valley Forge Capital is paid a management fee of 0.75% annually of the average daily net assets of that Portfolio, computed daily and paid monthly. Valley Forge Capital is paid directly by the Sector Rotational Portfolio, and not by PSIA, for its services. There will be no changes in fees under the New Sub-Advisory Agreement.

      PSIA, Valley Forge Capital and the other service providers to the Sector Rotational Portfolio have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% for Class A shares and 2.50% for Class C shares of the Sector Rotational Portfolio. This commitment to waive fees is voluntary and can be terminated at any time.

      The following table provides information on the sub-advisory fees (net of fee waivers) and the amount of fees waived or reimbursed by Valley Forge Capital during the Company's most recent fiscal year ended October 31, 2005:

      --------------------------------------------------------------------------
                                     Sub-Advisory Fees      Waived Fees and/or
                Portfolio             (net of waivers)      Reimbursed Expenses
      --------------------------------------------------------------------------
      Sector Rotational Portfolio          $33,064                $33,064
      --------------------------------------------------------------------------

      Valley Forge Capital does not currently serve as an investment adviser or sub-adviser to any other registered investment company.

Description of the New Sub-Advisory Agreement With Valley Forge Capital.

      The terms and conditions of the New Sub-Advisory Agreement provide for the same advisory fee and are otherwise substantially the same as in the Current Sub-Advisory Agreement.

      If approved by the shareholders at this Special Meeting, the New Sub-Advisory Agreement will remain in effect until June 30, 2006, and thereafter continue from year to year, provided that each such continuance is approved annually by either the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of such Portfolio of the Company, and in either case by the vote of a majority of the directors who are not parties to the New Sub-Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. In addition, the New Sub-Advisory Agreement may be terminated by the Company or by PSIA or by Valley Forge Capital at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Sector Rotational Portfolio. The New Sub-Advisory Agreement automatically terminates upon assignment.

      As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Valley Forge Capital is responsible for the day-to-day investments of the Sector Rotational Portfolio and will choose the securities in which the Portfolio invests. Valley Forge Capital also will provide the Sector Rotational Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Valley Forge Capital will report to and be under the general supervision of PSIA. PSIA will have primary responsibility for the activities of Valley Forge Capital and will report to the Board with respect to Valley Forge Capital's activities.

      The New Sub-Advisory Agreement provides that Valley Forge Capital shall not be liable for any loss suffered by the Sector Rotational Portfolio or its shareholders as a consequence of any act or omission in connection with services under the New Sub-Advisory Agreement, except by reason of Valley Forge Capital's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      The terms and conditions of the New Sub-Advisory Agreement provide for the same sub-advisory fees. Under the New Sub-Advisory Agreement, for its services to the Sector Rotational Portfolio, Valley Forge Capital is paid a management fee of 0.75% annually of the average daily net assets of that Portfolio, computed daily and paid monthly. Valley Forge Capital is paid directly by the Sector Rotational Portfolio, and not by PSIA, for its services.

      If the New Sub-Advisory Agreement is approved, PSIA, Valley Forge Capital and the other service providers to the Sector Rotational Portfolio have voluntarily agreed to continue to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 1.75% for Class A shares and 2.50% for Class C shares. This commitment to waive fees is voluntary and can be terminated at any time.

      A copy of the New Sub-Advisory Agreement with Valley Forge Capital is attached to this Proxy Statement as Exhibit B.

      If the New Sub-Advisory Agreement is not approved by the shareholders of the Sector Rotational Portfolio at this Special Meeting, the directors of the Company will consider what other actions are appropriate based upon the best interests of that Portfolio's shareholders.

Information About Valley Forge Capital.

      Valley Forge Capital is located at 83 General Warren Boulevard, Suite 200, Malvern, PA 19355. Valley Forge Capital is a Delaware corporation registered as an investment adviser with the U. S. Securities and Exchange Commission. Valley Forge Capital provides investment counseling and management services to investment companies, banks and thrifts, institutions and high net worth individuals. Valley Forge Capital was formed in August, 2002.

      G. Michael Mara is the founder, President and controlling shareholder of Valley Forge Capital. William R. Henry, CPA, and Dr. Philip P. Ripepi each own 4.9% of Valley Forge Capital. Messrs. Mara, Henry and Ripepi are the members of RMH, LLC, which is the majority shareholder of PSIA.

      The name and address and principal occupation of the principal executive officer and each director of Valley Forge Capital are as follows:

------------------------------------------------------------------------------------------------------
              Name and Address                              Principal Occupation(s)
------------------------------------------------------------------------------------------------------
G. Michael Mara                              Director, President, CEO, controlling shareholder and
83 General Warren Boulevard, Suite 200       Portfolio Manager of Valley Forge Capital, sub-adviser
Malvern, PA  19355                           to the Sector Rotational Portfolio; Director of PSIA;
                                             Trustee of Citco Quaker Investment Trust (registered
                                             investment company).
------------------------------------------------------------------------------------------------------
William R. Henry                             Director, Treasurer and shareholder of Valley Forge
83 General Warren Boulevard, Suite 200       Capital; Director and Treasurer of PSIA; Private
Malvern, PA  19355                           Investor; President, William R. Henry, P. C.
                                             (accounting firm); a Director and CFO of Southwestern
                                             Group, Ltd. (health care businesses).
------------------------------------------------------------------------------------------------------
Maryanne P. Mara                             Director, Valley Forge Capital.
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
------------------------------------------------------------------------------------------------------
George Millward                              Director, Valley Forge Capital.
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
------------------------------------------------------------------------------------------------------
Lewis Beccaria                               Director, Valley Forge Capital.
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
------------------------------------------------------------------------------------------------------

      There are no officers or directors of the Company who are also an officer, employee, director or shareholder of Valley Forge Capital.

Directors' Considerations and Recommendations.

      At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors reviewed information concerning Valley Forge Capital. After discussions described in more detail below, the New Sub-Advisory Agreement was approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act). Such approval was granted after consideration and review of Valley Forge Capital and such other material information that the Board of Directors deemed relevant. All five directors voted in favor of approving the New Sub-Advisory Agreement with Valley Forge Capital and recommending approval of the agreement by the shareholders of the Sector Rotational Portfolio.

      During their deliberations, the directors reviewed their recent deliberations with respect to Valley Forge Capital in connection with the continuance of the Current Sub-Advisory Agreement. They noted that they had reviewed information with respect to the Current Sub-Advisory Agreement at a regular meeting held on June 14, 2005. The Board also received written confirmation from Valley Forge Capital that there have been no material changes in any of the factors considered by the Board in the recent renewal of the Current Sub-Advisory Agreement.

      At the special meeting held on July 25, 2005, the Board of Directors noted that the CITCO Group Transaction was expected to have no direct impact on CQH, PSIA and/or Valley Forge Capital. They considered that Valley Forge Capital's key personnel, including the personnel who currently service the Sector Rotational Portfolio, would still be servicing the Portfolio under the New Sub-Advisory Agreement. The Board also noted with approval that PSIA was recommending that Valley Forge Capital be retained as the sub-adviser.

      The directors considered the terms and conditions of the New Sub-Advisory Agreement, noting that the terms and conditions were the same as in the Current Sub-Advisory Agreement, including the provision for fees. The directors also considered the quality and scope of the investment advisory services that have been provided to the Sector Rotational Portfolio in the past by Valley Forge Capital, and which are expected to continue to be provided under the New Sub-Advisory Agreement by substantially the same personnel. The Board considered the fees paid by the Sector Rotational Portfolio and in relation to similar funds within the industry, the voluntary expense limitation agreement with respect to the Sector Rotational Portfolio, information concerning Valley Forge Capital's code of ethics and compliance procedures, and information concerning the performance of the Sector Rotational Portfolio. With respect to the quality of the services provided, the Board expressed its pleasure at the quality of the services provided by Valley Forge Capital, and the Board noted that the direct involvement of Mr. Mara was a positive factor in deciding to approve the New Sub-Advisory Agreement. The Board, in its deliberations, noted that Mr. Mara, President of Valley Forge Capital, had been a long standing portfolio manager for the Sector Rotational Portfolio, had performed well, and wished to continue to provide services to the Portfolio as the sub-adviser. With respect to performance, the directors noted that the performance of the Sector Rotational Portfolio was well above the average for comparable funds. The Board noted with further approval that the recommendations made to PSIA by Mr. Mara had resulted in continued above-average performance of the Sector Rotational Portfolio, as compared to its benchmark and its peer group. The Board was cognizant of the advantages of maintaining a continuity of investment expertise for the Sector Rotational Portfolio. In addition, the directors stated that the fees and expenses of the Sector Rotational Portfolio were deemed to be fair and reasonable based on the information provided at the meeting with respect to other funds in the industry. The directors noted favorably that PSIA, Valley Forge Capital and the other service providers have committed to continue the current voluntary expense limitation agreement and that such commitment was deemed to be an extremely important factor in the Board's decision.

      The directors also reviewed and discussed the profitability of Valley Forge Capital. The Board reviewed the finances of Valley Forge Capital, its management structure and Board composition, and determined that Valley Forge Capital was likely to have the resources to enable it to effectively serve as sub-adviser to the Sector Rotational Portfolio.

      It was noted that during the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the directors considered it to be significant that the proposed sub-advisory arrangements would assure a continuity of relationships to service the Sector Rotational Portfolio because of Valley Forge Capital's familiarity with the Portfolio, its investment objectives and policies, its portfolio composition, and the Company's policies regarding matters such as compliance issues, the Company's code of ethics, brokerage allocation, record-keeping systems, and other operational issues.

      In their deliberations, the directors did not consider the extent to which economies of scale would be realized as a Portfolio grows, nor did they rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in this situation where the directors were trying to approve a new agreement on substantially the same terms and conditions as the Current Sub-Advisory Agreement. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities.


THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS THE SECTOR ROTATIONAL PORTFOLIO APPROVE THE NEW SUB-ADVISORY AGREEMENT WITH VALLEY FORGE CAPITAL.

  PROPOSAL NO. 2.(b): APPROVAL OR DISAPPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN PSIA, BERKSHIRE ADVISORS AND THE COMPANY, ON BEHALF OF THE SELECT EQUITY
                                   PORTFOLIO.
                   (Select Equity Portfolio Shareholders Only)

Background.

      Until July 27, 2005, PSIA served as the Master Adviser of each of the Portfolios pursuant to the Current Master Agreement with the Company dated March 2, 2005. Under the Current Master Agreement (and the subsequent Interim Master Investment Advisory Agreement), PSIA is authorized to engage persons, subject to Board and shareholder approval, to serve the Portfolios as sub-advisors. Berkshire Advisors currently serves as the sub-adviser to the Select Equity Portfolio.

      As discussed in Proposal No. 1 above, the CITCO Group Transaction is considered to be a change in control, and pursuant to the provisions of Section 15 of the 1940 Act, the Current Master Agreement terminated automatically at the time of the closing of that transaction. PSIA is also a signatory to each sub-advisory contract applicable to each Portfolio. Since PSIA is a party to each Current Sub-Advisory Agreement, each such Current Sub-Advisory Agreement also terminated at the time of the CITCO Group Transaction, even though no change in control occurred at any of the sub-advisers.

Description of the Current Sub-Advisory Agreement With Berkshire Advisors.

      The shareholders of each Portfolio most recently approved the Current Sub-Advisory Agreement with Berkshire Advisors at a special meeting of shareholders held on February 15, 2005. The Current Sub-Advisory Agreement was last approved by the Board of Directors of the Company on June 14, 2005 when the Board, including a majority of those directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act), approved its continuance for a 12-month period commencing July 1, 2005.

      Berkshire Advisors is responsible for the day-to-day investments of the Select Equity Portfolio and will choose the securities in which the Portfolio invests. Berkshire Advisors also will provide the Select Equity Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Berkshire Advisors will report to and be under the general supervision of PSIA. PSIA will have primary responsibility for the activities of Berkshire Advisors and will report to the Board with respect to Berkshire Advisor's activities.

      For its services to the Select Equity Portfolio, Berkshire Advisors receives an annual fee of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Portfolio. The fees charged by Berkshire Advisors as sub-advisor to the Select Equity Portfolio are paid by PSIA out of the fee its receives from that Portfolio. There will be no changes in fees under the New Sub-Advisory Agreement.

      PSIA, Berkshire Advisors and the other service providers to the Select Equity Portfolio have voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 2.00% for Class A shares and 2.75% for Class C shares of the Select Equity Portfolio. However, in the event Berkshire Advisors does undertake such waivers and/or reimbursements, Berkshire Advisors may recover such waived fees and/or reimbursed expenses, at Berkshire Advisors' discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time.

      The following table provides information on the sub-advisory fees (net of fee waivers) and the amount of fees waived or reimbursed by Berkshire Advisors during the Company's most recent fiscal year ended October 31, 2005:

      --------------------------------------------------------------------------
                                     Sub-Advisory Fees      Waived Fees and/or
                Portfolio             (net of waivers)      Reimbursed Expenses
      --------------------------------------------------------------------------
         Select Equity Portfolio            $1,673                 $7,170
      --------------------------------------------------------------------------

      Berkshire Advisors does not currently serve as an investment adviser or sub-adviser to any other registered investment company.

Description of the New Sub-Advisory Agreement With Berkshire Advisors.

      The terms and conditions of the New Sub-Advisory Agreement provide for the same advisory fee and are otherwise substantially the same as in the Current Sub-Advisory Agreement.

      If approved by the shareholders at this Special Meeting, the New Sub-Advisory Agreement will remain in effect until June 30, 2006, and thereafter continue from year to year, provided that each such continuance is approved annually by either the Company's Board of Directors or by a vote of a majority of the outstanding voting securities of such Portfolio of the Company, and in either case by the vote of a majority of the directors who are not parties to the New Sub-Advisory Agreement or interested persons (as such term is defined in the 1940 Act) of any party to the New Sub-Advisory Agreement, voting in person at a meeting called for the purpose of voting on such approval. In addition, the New Sub-Advisory Agreement may be terminated by the Company or by PSIA or by Berkshire Advisors at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Select Equity Portfolio. The New Sub-Advisory Agreement automatically terminates upon assignment.

      As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement provides that Berkshire Advisors is responsible for the day-to-day investments of the Select Equity Portfolio and will choose the securities in which the Portfolio invests. Berkshire Advisors also will provide the Select Equity Portfolio with investment advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Berkshire Advisors will report to and be under the general supervision of PSIA. PSIA will have primary responsibility for the activities of Berkshire Advisors and will report to the Board with respect to Berkshire Advisor's activities.

      The New Sub-Advisory Agreement provides that Berkshire Advisors shall not be liable for any loss suffered by the Select Equity Portfolio or its shareholders as a consequence of any act or omission in connection with services under the New Sub-Advisory Agreement, except by reason of Berkshire Advisor's willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

      The terms and conditions of the New Sub-Advisory Agreement provide for the same sub-advisory fees. Under the New Sub-Advisory Agreement, for its services to the Select Equity Portfolio, Berkshire Advisors receives an annual fee of 0.75%, calculated daily and paid monthly, based on the average daily net assets of the Portfolio. The fees charged by Berkshire Advisors as sub-advisor to the Select Equity Portfolio are paid by PSIA out of the fee its receives from that Portfolio.

      If the New Sub-Advisory Agreement is approved, PSIA, Berkshire Advisors and the other service providers to the Select Equity Portfolio have voluntarily agreed to continue to waive fees and/or reimburse expenses (excluding interest, taxes, brokerage and extraordinary expenses) in order to attempt to maintain a net total annual operating expense ratio of 2.00% for Class A shares and 2.75% for Class C shares of the Select Equity Portfolio. However, in the event Berkshire Advisors does undertake such waivers and/or reimbursements, Berkshire Advisors may recover such waived fees and/or reimbursed expenses, at Berkshire Advisors' discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made. This commitment to waive fees is voluntary and can be terminated at any time.

      A copy of the New Sub-Advisory Agreement with Berkshire Advisors is attached to this Proxy Statement as Exhibit C.

      If the New Sub-Advisory Agreement is not approved by the shareholders of the Select Equity Portfolio at this Special Meeting, the directors of the Company will consider what other actions are appropriate based upon the best interests of that Portfolio's shareholders.

Information About Berkshire Advisors.

      Berkshire Advisors is located at 2240 Ridgewood Road, Wyomissing, PA 19610. Berkshire Advisors is a Delaware corporation registered as an investment adviser with the U. S. Securities and Exchange Commission. Berkshire Advisors was formed in August, 2002. Berkshire Advisors provides investment counseling and management services exclusively to the Select Equity Portfolio. Berkshire Advisors is controlled by Jay R. Kemmerer.

      The name and address and principal occupation of the principal executive officer and each director of Berkshire Advisors are as follows:

------------------------------------------------------------------------------------------------------
              Name and Address                              Principal Occupation(s)
------------------------------------------------------------------------------------------------------
Jay R. Kemmerer                              Director, President and CEO of Berkshire Advisors;
2240 Ridgewood Road                          President of Kemmerer & Company Financial Services, a
Wyomissing, PA 19610                         Pennsylvania based financial planning firm; President
                                             and CEO of Berkshire Mortgage Corporation (provides a
                                             wide variety of mortgage programs to assist individual
                                             and business owners with home financing and debt
                                             consolidation).
------------------------------------------------------------------------------------------------------

      There are no officers or directors of the Company who are also an officer, employee, director or shareholder of Berkshire Advisors.

Directors' Considerations and Recommendations.

      At the special meeting of the Board of Directors held on July 25, 2005, the Board of Directors reviewed information concerning Berkshire Advisors. After discussions described in more detail below, the New Sub-Advisory Agreement was approved by the Company's Board of Directors, including a majority of the directors who are not "interested persons" of the Company (as that term is defined in the 1940 Act). Such approval was granted after consideration and review of Berkshire Advisors and such other material information that the Board of Directors deemed relevant. All five directors voted in favor of approving the New Sub-Advisory Agreement with Berkshire Advisors and recommending approval of the agreement by the shareholders of the Select Equity Portfolio.

      During their deliberations, the directors reviewed their recent deliberations with respect to Berkshire Advisors in connection with the continuance of the Current Sub-Advisory Agreement. They noted that they had reviewed information with respect to the Current Sub-Advisory Agreement at a regular meeting held on June 14, 2005. The Board also received written confirmation from Berkshire Advisors that there have been no material changes in any of the factors considered by the Board in the recent renewal of the Current Sub-Advisory Agreement.

      At the special meeting held on July 25, 2005, the Board of Directors noted that the CITCO Group Transaction was expected to have no direct impact on CQH, PSIA and/or Berkshire Advisors. They considered that Berkshire Advisor's key personnel, including the personnel who currently service the Select Equity Portfolio, would still be servicing the Portfolio under the New Sub-Advisory Agreement. The Board also noted with approval that PSIA was recommending that Berkshire Advisors be retained as the sub-adviser.

      The directors considered the terms and conditions of the New Sub-Advisory Agreement, noting that the terms and conditions were the same as in the Current Sub-Advisory Agreement, including the provision for fees. The directors also considered the quality and scope of the investment advisory services that have been provided to the Select Equity Portfolio in the past by Berkshire Advisors, and which are expected to continue to be provided under the New Sub-Advisory Agreement by substantially the same personnel. With respect to the quality of the services provided, the Board expressed its pleasure at the quality of the services provided by Berkshire Advisors. The Board considered the fees paid by the Select Equity Portfolio and in relation to similar funds within the industry, the voluntary expense limitation agreement with respect to the Select Equity Portfolio, information concerning Berkshire Advisor's code of ethics and compliance procedures, and information concerning the performance of the Select Equity Portfolio. With respect to performance, the directors noted that the performance of the Select Equity Portfolio was approximately average or below its comparable funds. In addition, the directors stated that the fees and expenses of the Select Equity Portfolio were deemed to be fair and reasonable based on the information provided at the meeting with respect to other funds in the industry. The directors noted favorably that PSIA, Berkshire Advisors and the other service providers have committed to continue the current voluntary expense limitation agreement and that such commitment was deemed to be an extremely important factor in the Board's decision.

      The directors also reviewed and discussed the profitability of the investment adviser, noting that the sub-advisory fees, net of waivers, that were received by Berkshire Advisors during the prior fiscal year, were minimal. Based upon the information provided to the Board, it was decided that Berkshire Advisors was likely to have the resources to enable it to effectively serve as sub-adviser to the Select Equity Portfolio.

      It was noted that during the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the directors considered it to be significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Select Equity Portfolio because of Berkshire Advisor's familiarity with the Portfolio, its investment objectives and policies, its portfolio composition, and the Company's policies regarding matters such as compliance issues, the Company's code of ethics, brokerage allocation, record-keeping systems, and other operational issues. The Board did not assign any relative value to the factors it considered. Instead, it considered all such factors, taken as a whole.

      In their deliberations, the directors did not consider the extent to which economies of scale would be realized as a Portfolio grows, nor did they rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those under other investment advisory contracts, such as contracts of the same and other investment advisers with other registered investment companies or other types of clients (e.g., pension funds and other institutional investors). These factors were considered not to be relevant in this situation where the directors were trying to approve a new agreement on substantially the same terms and conditions as the Current Sub-Advisory Agreement. Such factors would be relevant to considering and approving new investment advisory agreements with other investment advisory entities.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS THE SELECT EQUITY PORTFOLIO APPROVE THE NEW SUB-ADVISORY AGREEMENT WITH BERKSHIRE ADVISORS.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Company.

                     VOTES REQUIRED FOR APPROVAL OF MATTERS
                             AT THE SPECIAL MEETING

      A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of each Portfolio, but any lesser amount shall be sufficient for any adjournments. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

      Approval of each investment advisory and sub-advisory agreement requires the affirmative vote of a "majority of the outstanding voting securities" of a Portfolio. The term "vote of a majority of the outstanding voting securities" means the vote of the lesser of: (i) 67% of the shares of a Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such Portfolio.

      Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of each proposal requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against a proposal.

                             ADDITIONAL INFORMATION

Other Service Providers.

      The Company's administrator is CMFS, and its principal underwriter is CMFD, each of which is located at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

Security Ownership of Certain Beneficial Owners.

      The following table provides certain information as of the Record Date for the Special Meeting with respect to those persons known to the Company to be the beneficial owners of more than 5% of the outstanding shares of any class of shares of a Portfolio:

Sector Rotational Portfolio

-------------------------------------------------------------------------------------------------------------------
         Names and Addresses                Class Owned           Number of Shares             Percent of Class
                                                                 Beneficially Owned
-------------------------------------------------------------------------------------------------------------------
Harley Co. (Reinvest)                         Class A               248,249.8530                    37.58%
P. O. Box 195
Harleysville, PA  19438
-------------------------------------------------------------------------------------------------------------------
LifeNet Profit Sharing Plan and Trust         Class A                44,529.2620                     6.74%
5809 Ward Court
Virginia Beach, VA  23455
-------------------------------------------------------------------------------------------------------------------
Penn Street Investment Advisors, Inc.         Class C                 194.1360                       8.39%
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
-------------------------------------------------------------------------------------------------------------------
Marsh L. Digirolamo                           Class C                 483.8170                      20.90%
233 Albert Street
Newton Falls, OH  44444
-------------------------------------------------------------------------------------------------------------------
Pamela A. Wrobleski                           Class C                 146.2630                       6.32%
1524 High Road
Jefferson Hills, PA  15025
-------------------------------------------------------------------------------------------------------------------
Christina E. Gugielmo                         Class C                 355.8720                      15.38%
18 Hopeful Lane
Ganesvoort, NY 12831
-------------------------------------------------------------------------------------------------------------------
AmeriTrade, Inc.                              Class C                 148.8100                       6.43%
P. O. Box 2226
Omaha, NE  68103
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
         Names and Addresses                Class Owned           Number of Shares             Percent of Class
                                                                 Beneficially Owned
-------------------------------------------------------------------------------------------------------------------
Floyd Rademaker (IRA)                         Class C                 405.7970                      17.53%
c/o First Clearing, LLC
3315 North Missouri
Peoria, IL  61603
-------------------------------------------------------------------------------------------------------------------
Floyd and Margaret Rademaker                  Class C                 289.8550                      12.52%
c/o First Clearing, LLC
3315 North Missouri
Peoria, IL  61603
-------------------------------------------------------------------------------------------------------------------
Margaret Rademaker (IRA)                      Class C                 231.8840                      10.02%
c/o First Clearing, LLC
3315 North Missouri
Peoria, IL  61603
-------------------------------------------------------------------------------------------------------------------

Select Equity Portfolio

-------------------------------------------------------------------------------------------------------------------
         Names and Addresses                Class Owned           Number of Shares             Percent of Class
                                                                 Beneficially Owned
-------------------------------------------------------------------------------------------------------------------
Anna G. Berkis                                Class A                38,686.3340                    28.43%
134 Shearer Road
Sinking Springs, PA  19608
-------------------------------------------------------------------------------------------------------------------
William R. Kelley                             Class A                7,799.1900                      5.73%
111 Limestone Drive
Reading, PA  19606
-------------------------------------------------------------------------------------------------------------------
Aivars O. Berkis                              Class A                19,277.5260                    14.16%
134 Shearer Road
Sinking Springs, PA  19608
-------------------------------------------------------------------------------------------------------------------
Penn Street Investment Advisors, Inc.         Class C                  96.2190                       100%
83 General Warren Boulevard, Suite 200
Malvern, PA  19355
-------------------------------------------------------------------------------------------------------------------

Security Ownership of Management.

      As of the Record Date for the Special Meeting, each director, and all directors and officers as a group, owned less than 1% of each class of each Portfolio's outstanding shares of common stock.

                              SHAREHOLDER PROPOSALS

      The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355.

Dated:   November 17, 2005

                                                                       EXHIBIT A

                           THE PENN STREET FUND, INC.

                      MASTER INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT is made as of this ____ day of December, 2005, between The Penn Street Fund, Inc. (the "Company") and Penn Street Investment Advisors, Inc., a Delaware corporation (the "Adviser").

                                    RECITALS

      WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized by its Articles of Incorporation and bylaws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

      WHEREAS, The Company has authorized the issuance of shares of beneficial interest ("Shares") in the Portfolios which are identified on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Company and Adviser (the "Portfolios");

      WHEREAS, Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and engages in the business of asset management; and

      WHEREAS, the Company desires to retain Adviser to act as Master Investment Advisor and to furnish investment advisory services to the Portfolios, and such other Portfolios as may be added from time to time by mutual agreement of the parties, pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services.

      NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.    Appointment.

      The Company hereby appoints Adviser to serve as Master Investment Adviser to the Portfolios for the periods and pursuant to the terms and conditions as set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.    Delivery of Documents.

      The Company has furnished Adviser with properly certified or authenticated copies of each of the following:

a. The Company's Articles of Incorporation as filed with the State of Maryland;

b.    The Company's Bylaws;

c. Resolutions of the Company's Board of Directors, and approval of the shareholders of the Company at a special meeting of shareholders held December ___, 2005, authorizing the appointment of Adviser and approving this Agreement;

d. The Company's current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"); and

e. The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus").

      The Company will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.    Management.

      Subject to the general supervision of the Company's Board of Directors (the "Board"), Adviser will be responsible for providing a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents held by the Portfolios.

      Adviser may, with the prior written consent of the Board and the approval of the appropriate Company shareholders, as required, employ persons or entities to serve as sub-advisers to one or more Portfolios. The Adviser and/or such sub-advisers, if any, may, in their sole discretion, determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolios. The investment activities of such sub-advisers, if any, as such services relate to the Portfolios, will at all times be subject to the general supervision and control of Adviser. Adviser will provide, through its own efforts itself and/or through the medium of its previously approved sub-adviser(s), the services under this Agreement in accordance with each Portfolio's investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time. Adviser further agrees that it:

a. Will conform its activities to all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

b. Will monitor the investment activities of any sub-adviser which it employs to insure that such sub-adviser conducts its activities with respect to the applicable Portfolio(s) in accordance with the Prospectus and any and all federal and/or state laws and regulations relating to the applicable Portfolio(s);

c. Will place orders, or monitor the placement of orders by sub-advisers, pursuant to good faith investment determinations for the Portfolios either directly with the respective issuers or with appropriate brokers and dealers. In placing orders with brokers or dealers, the Advisor, or sub-adviser(s) under the supervision of Adviser, will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when Adviser, or Adviser's duly authorized sub-adviser(s), believes two or more brokers or dealers are comparable in price and execution, Adviser, or Adviser's duly authorized sub-adviser(s), may prefer: (i) brokers and dealers who provide the Portfolio(s) with research advice and other services, or who recommend or sell Company shares, and (ii) brokers who are affiliated with the Company, Adviser or sub-adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser or any sub-adviser in principal transactions; and

d. Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Company.

4.    Services Not Exclusive.

      The services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the prior written consent of the Board, Adviser will not serve as an investment adviser to any other investment company having a similar investment objective to that of the Company.

5.    Books and Records.

      In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Company are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by it pursuant to such Rule that are not maintained by others on behalf of the Company.

6.    Expenses.

      During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Company other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolios.

7.    Compensation.

      The Company will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, the investment advisory fees for each Portfolio as set forth on Schedule B attached hereto and incorporated herein, which Schedule B may be amended from time to time by mutual agreement of the Company, Adviser and shareholders as applicable. All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed at an annual rate at a percentage of the average daily net assets of the applicable Portfolio. All parties to this Agreement do hereby expressly authorize and instruct the Company's Administrator to provide, in accordance with the fees set forth on Schedule B, a calculation each month of the gross amounts due Adviser for each Portfolio and to remit such fee payments hereunder promptly to Adviser.

8.    Limitation of Liability.

      Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Company or any Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on Adviser's part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.    Duration and Termination.

      This Agreement shall become effective as of the date first written above and continue in effect until June 30, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each provided such continuance is specifically approved annually:

a. By the affirmative vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

b. By affirmative vote of either a majority of the entire Board or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Company.

      Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Adviser at any time upon sixty (60) days written notice, without payment of any penalty; provided, however that termination by the Company must be authorized by majority vote of the Board or by vote of a majority of the outstanding voting securities of the Company. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.   Amendment of this Agreement.

      No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.   Miscellaneous.

      The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.   Counterparts.

      This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.   Governing Law.

      This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.   Notices.

      Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

--------------------------------------------------------------------------------
      If to the Company:                   If to the Adviser:
      -----------------                    -----------------
--------------------------------------------------------------------------------
      The Penn Street Fund, Inc.           Penn Street Investment Advisors, Inc.
      83 General Warren Boulevard          83 General Warren Boulevard
      Suite 200                            Suite 200
      Malvern, PA  19355                   Malvern, PA  19355

      John G. Roman                        John G. Roman
      President                            President
--------------------------------------------------------------------------------

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

                                        THE PENN STREET FUND, INC.


                                        ----------------------------------------
                                        By:  John G. Roman
                                        Title: President


                                        PENN STREET INVESTMENT ADVISORS, INC.


                                        ----------------------------------------
                                        By:  John G. Roman
                                        Title: President

                                   Schedule A

                           The Penn Street Fund, Inc.
                            Portfolios of the Company
                               December ___, 2005

      The following Portfolios and Classes of Shares are offered by the Company and subject to this Agreement:

----------------------------------------------------------------------
                                                  Class A     Class C
          Name of Portfolio                        Shares      Shares
----------------------------------------------------------------------
The Berkshire Advisors Select Equity Portfolio        X           X
----------------------------------------------------------------------
The Penn Street Sector Rotational Portfolio           X           X
----------------------------------------------------------------------

                                   Schedule B

                    The Penn Street Investment Advisors, Inc.
                              Compensation Schedule
                               December ___, 2005


--------------------------------------------------------------------------------
                                                            Total Annual Fee (as
                                                           percentage of average
Name of Portfolio                                            daily net assets)
--------------------------------------------------------------------------------
The Berkshire Advisors Select Equity Portfolio                     1.00%
--------------------------------------------------------------------------------
The Penn Street Sector Rotational Portfolio                        0.25%
--------------------------------------------------------------------------------

                                                                       EXHIBIT B

                           THE PENN STREET FUND, INC.

                        SUB-INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT is made as of the ___ day of December, 2005, between The Penn Street Fund, Inc. (the "Company"), Penn Street Investment Advisors, Inc. a registered investment adviser and Investment Adviser to each series of the Company (the "Fund Manager") and Valley Forge Capital Advisors, Inc. (the "Sub-Adviser").

                                    RECITALS

      WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

      WHEREAS, the Company has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as The Penn Street Sector Rotational Portfolio (the "Fund");

      WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

      WHEREAS, the Company has retained Fund Manager to furnish investment advisory services to each series of the Company, including the Fund, pursuant to a written agreement for such services;

      WHEREAS, the Fund Manager has recommended that the Sub-Adviser be retained to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Company has approved such engagement;

      NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.    Appointment.

      The Company hereby appoints the Sub-Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.    Delivery of Documents.

      The Company and/or Fund Manager have furnished or will furnish Sub-Adviser with properly certified or authenticated copies of each of the following:

      a. Resolutions of the Company's Board of Directors authorizing the appointment of Sub-Adviser and approving this Agreement;

      b. The Company's most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

      c. The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus")

      d. All compliance policies and/or procedures adopted by the Board of Directors of the Company that are applicable to the operations of the Fund.

      The Company and/or Fund manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Directors of the Company.

3.    Management.

      Subject to the supervision of the Company's Board of Directors and Fund Manager, Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the Fund's prospectus from time to time. Sub-Adviser further agrees that it:

      a. Will conform its activities in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

      b. Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Fund, Adviser, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Directors of the Company has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Fund and affiliated persons and the Fund and Affiliated broker/dealers, respectively; and

      c. Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.    Services not Exclusive.

      a. Services to Other Funds. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not materially impaired thereby; provided, however, that without the written consent of the Company's Board of Directors, which consent will not be unreasonably withheld, Sub-Adviser will not serve as an investment advisor to any other registered management investment company having a fund with investment objectives and principal investment strategies substantially similar to those of the Fund.

      b. Status of Sub-Adviser. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Company, the Fund or the Fund Manager and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company, Fund or Fund Manager in any way.

5.    Books and Records.

      In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Fund provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.    Expenses.

      During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.    Compensation.

      The Fund will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund. All parties to this Agreement do hereby authorize and instruct the Fund's Administrator, Citco Mutual Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to the Fund begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

8.    Limitation of Liability.

      Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Fund resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.    Duration and Termination.

      This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

      a. By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

      b. By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

      Notwithstanding the foregoing, this Agreement may be terminated by the Company, by Fund Manager or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.   Amendment of this Agreement.

      No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.   Miscellaneous.

      The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.   Counterparts.

      This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.   Governing Law.

      This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.   Notices.

      Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

      If to the Company:                     If to the Sub-Adviser:

      The Penn Street Fund, Inc.             Valley Forge Capital Advisors, Inc.
      83 General Warren Blvd., Suite 200     83 General Warren Blvd., Suite 200
      Malvern, PA  19355                     Malvern, PA  19355
      Attn: John G. Roman                    Attn:  G. Michael Mara
      President                              President

      If to the Fund Manager:

      Penn Street Investment Advisors, Inc.
      83 General Warren Blvd., Suite 200
      Malvern, PA  19355
      Attn: John G. Roman
      President

15.   Disclosures.

      Neither the Company, the Fund nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials. The Sub-Adviser shall respond in writing within five (5) business days of any such request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted to the Sub-Adviser.

16.   Non-Liability of Directors and Shareholders.

      All obligations of the Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding upon any Director, officer, employee, agent or shareholder of the Fund. Neither the authorization of any action by the Directors or shareholders of the Fund nor the execution of this Agreement on behalf of the Fund shall impose any liability upon any Director, officer or shareholder of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 THE PENN STREET FUND, INC.


------------------------------          -------------------------------------
By: George M. Chamberlain, Jr.          By:  John G. Roman
Title:  Secretary                       Title: President


Attest:                                 PENN STREET INVESTMENT ADVISORS, INC.


------------------------------          -------------------------------------
By:                                     By:  John G. Roman
Title:                                  Title: President


Attest:                                 VALLEY FORGE CAPITAL ADVISORS, INC.


------------------------------          -------------------------------------
By:  Kathy B. Roman                     By:  G. Michael Mara
Title:   Vice President and Secretary   Title:

                                                                       EXHIBIT C

                           THE PENN STREET FUND, INC.

                        SUB-INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT is made as of the ___day of December, 2005, between The Penn Street Fund, Inc. (the "Company"), Penn Street Investment Advisors, Inc. a registered investment adviser and investment adviser to each series of the Company (the "Fund Manager") and Berkshire Advisors, Inc. (the "Sub-Adviser").

                                    RECITALS

      WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation and operates and is registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the "Portfolios");

      WHEREAS, the Company has authorized the issuance of shares of beneficial interest in, among others, a Portfolio known as The Berkshire Advisors Select Equity Portfolio (the "Portfolio");

      WHEREAS, Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Adviser's Act") and engages in the business of asset management;

      WHEREAS, the Company has retained Fund Manager to furnish investment advisory services to each series of the Company, including the Portfolio, pursuant to a written agreement for such services;

      WHEREAS, the Fund Manager desires to retain Sub-Adviser to furnish day-to-day investment advisory services to the Portfolio pursuant to the terms and conditions of this Agreement, Sub-Adviser is willing to so furnish such services, and the Company has approved such engagement;

      NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.    Appointment.

      The Company and Fund Manager hereby appoint the Sub-Adviser to provide day-to-day investment advisory services to the Portfolio for the periods and on the terms set forth in this Agreement. Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.    Delivery of Documents.

      The Company and/or Fund Manager have furnished or will furnish Sub-Adviser with properly certified or authenticated copies of each of the following:

      a. Resolutions of the Company's Board of Directors authorizing the appointment of Sub-Adviser and approving this Agreement;

      b. The Company's most current Registration Statement on Form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act");

      c. The Company's current Prospectus and Statement of Additional Information (together called the "Prospectus")

      d. All compliance policies and/or procedures adopted by the Board of Directors of the Company that are applicable to the operations of the Portfolio.

      The Company and/or Fund Manager will furnish Sub-Adviser with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities, or at such time as officially adopted by the Board of Directors of the Company.

3.    Management.

      Subject to the supervision of the Company's Board of Directors and Fund Manager, Sub-Adviser will provide a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio. Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Portfolio. Sub-Adviser will provide the services under this Agreement in accordance with the Portfolio's investment objectives, policies and restrictions as such are set forth in the Portfolio's prospectus from time to time. Sub-Adviser further agrees that it:

      a. will conform its activities in all material respects to all applicable rules and regulations adopted by the U.S. Securities and Exchange Commission (the "SEC") and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other federal and state agency which may now or in the future have jurisdiction over its activities under this Agreement;

      b. will place orders pursuant to its investment determinations for the Portfolio either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders under the circumstances. Consistent with this obligation, when Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, Sub-Adviser may prefer: (I) brokers and dealers who provide Sub-Adviser with research advice and other services, or who recommend or sell Company shares, and (II) brokers who are affiliated with the Portfolio, Fund Manager, and/or Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to Sub-Adviser in principal transactions. The Board of Directors of the Company has adopted procedures pursuant to Rule 17a-7 and Rule 17e-1 with respect to transactions between the Portfolio and affiliated persons and the Portfolio and Affiliated broker/dealers, respectively; which procedures Sub-Adviser expressly agrees to comply with; and

      c. will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Portfolio.

4.    Services Not Exclusive.

      a. Services to Other Funds. The advisory services to be furnished by Sub-Adviser hereunder are not to be considered exclusive, and Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not materially impaired thereby; provided, however, that without the written consent of the Company's Board of Directors, which consent will not be unreasonably withheld, Sub-Adviser will not serve as an investment advisor to any other registered management investment company having a fund with investment objectives and principal investment strategies substantially similar to those of the Portfolio.

      b. Status of Sub-Adviser. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent for the Company, the Fund Manager or the Portfolio and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company, Portfolio or Fund Manager in any way.

5.    Books and Records.

      In compliance with Rule 31a-3 promulgated under the 1940 Act, Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Portfolio are the property of the Portfolio and further agrees to surrender promptly to the Portfolio any of such records upon the Portfolio's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act resulting from the services to the Portfolio provided by Sub-Adviser pursuant to Section 3 of this Agreement.

6.    Expenses.

      During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Portfolio other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Portfolio.

7.    Compensation.

      The Fund Manager will pay to Sub-Adviser, and Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Portfolio. All parties to this Agreement do hereby authorize and instruct the Portfolio's Administrator, Citco Mutual Fund Services, Inc., or its successor, to provide a calculation each month of the gross amount due the Sub-Advisor and to remit such fee payments directly to Sub-Adviser. In the event that Sub-Adviser's services to the Portfolio begin or end at a time other than the beginning or end of a month, fees payable to the Sub-Adviser will be prorated for that portion of the month during which services were actually provided.

      During the term of this Agreement, Sub-Adviser may, from time to time, waive receipt of some or all of its fee and/or reimburse the Portfolio for other expenses incurred by the Portfolio in order to assist the Portfolio to maintain a certain overall expense ratio, such expense ratio to be determined by the Sub-Adviser at its discretion. Sub-Adviser is under no obligation to waive receipt of its fees, reimburse the Portfolio for expenses, or attempt in any manner to maintain any predetermined expense cap. Such actions and/or waivers on the part of Sub-Adviser are entirely voluntary. However, in the event Sub-Adviser does undertake such waivers and/or reimbursements, Sub-Adviser may recover such waived fees and/or reimbursed expenses, at Sub-Adviser's discretion, at any time for a period of thirty-six months subsequent to the time such waiver or reimbursement is made.

8.    Limitation of Liability.

      Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Portfolio in connection with the performance of this Agreement, except a loss resulting from a breach of Sub-Adviser's fiduciary duty with respect to the receipt of compensation for services or a loss to the Portfolio resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.    Duration and Termination.

      This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect until June 30, 2006. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

      a. By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

      b. By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

      Notwithstanding the foregoing, this Agreement may be terminated by the Company or by Fund Manager or by Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Any such termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.   Amendment of this Agreement.

      No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

11.   Miscellaneous.

      The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.   Counterparts.

      This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.   Governing Law.

      This Agreement shall be construed in accordance with, and governed by, the laws of the Commonwealth of Pennsylvania.

14.   Notices.

      Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

      If to the Company:                          If to the Sub-Adviser:

      The Penn Street Fund, Inc.                  Berkshire Advisors, Inc.
      83 General Warren Blvd., Suite 200          2240 Ridgewood Road
      Malvern, PA  19355                          Wyomissing, PA  19610
      Attn:  John G. Roman                        Attn:  Jay R. Kemmerer
      President                                   President

      If to the Fund Manager:

      Penn Street Investment Advisors, Inc.
      83 General Warren Blvd., Suite 200
      Malvern, PA  19355
      Attn:  John G. Roman
      President

15.   Disclosures.

      Neither the Company, the Portfolio nor the Fund Manager shall, without the written consent of Sub-Adviser, which consent shall not be unreasonably withheld, make representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials. The Sub-Adviser shall respond in writing within five (5) business days of any such request for prior written consent and in the event Sub-Adviser does not so respond, Sub-Adviser shall be deemed to have consented to the disclosure document, advertisement, sales literature or other promotional materials submitted to the Sub-Adviser.

16.   Non-Liability of Directors and Shareholders.

      All obligations of the Portfolio hereunder shall be binding only upon the assets of the Portfolio and shall not be binding upon any Director, officer, employee, agent or shareholder of the Portfolio. Neither the authorization of any action by the Directors or shareholders of the Portfolio nor the execution of this Agreement on behalf of the Portfolio shall impose any liability upon any Director, officer or shareholder of the Portfolio.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.


Attest:                                 THE PENN STREET FUND, INC.


------------------------------          -------------------------------------
By: George M. Chamberlain, Jr.          By:  John G. Roman
Title:  Secretary                       Title: President


Attest:                                 PENN STREET INVESTMENT ADVISORS, INC.


------------------------------          -------------------------------------
By:                                     By:  John G. Roman
Title:                                  Title: President


Attest:                                 BERKSHIRE ADVISORS, INC.


------------------------------          -------------------------------------
By:                                     By:  Jay R. Kemmerer
Title:                                  Title:  President

                           THE PENN STREET FUND, INC.
                                 (the "Company")

                           Sector Rotational Portfolio

                   Proxy for a Special Meeting of Shareholders

                                December 15, 2005

      The undersigned hereby constitutes and appoints Ashley Hamilton and Stan Warchol, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of common stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Sector Rotational Portfolio (the "Special Meeting") to be held at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 on the 15th day of December, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

      The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

      The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated November 17, 2005.

      This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

      1. To approve a new Master Investment Advisory Agreement between Penn Street Investment Advisors, Inc. ("PSIA") and the Company, on behalf of the Sector Rotational Portfolio.

      FOR ________     AGAINST _________     ABSTAIN ________

      2. To approve a new Sub-Advisory Agreement between PSIA, Valley Forge Capital Advisors, Inc. and the Company, on behalf of the Sector Rotational Portfolio.

      FOR ________     AGAINST _________     ABSTAIN ________

      To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSALS NO. 1 AND NO. 2 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL NO. 1 AND PROPOSAL NO. 2, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


      ----------------------   -------------------------   -----------------
             SIGNATURE          SIGNATURE (JOINT OWNER)          DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                           THE PENN STREET FUND, INC.

                             Select Equity Portfolio

                   Proxy for a Special Meeting of Shareholders

                                December 15, 2005

      The undersigned hereby constitutes and appoints Ashley Hamilton and Stan Warchol, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of common stock standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Select Equity Portfolio (the "Special Meeting") to be held at 83 General Warren Boulevard, Suite 200, Malvern, Pennsylvania 19355 on the 15th day of December, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

      The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

      The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated November 17, 2005.

      This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

      1. To approve a new Master Investment Advisory Agreement between Penn Street Investment Advisors, Inc. ("PSIA") and the Company, on behalf of the Select Equity Portfolio.

      FOR ________     AGAINST _________     ABSTAIN ________

      2. To approve a new Sub-Advisory Agreement between PSIA, Berkshire Advisors, Inc. and the Company, on behalf of the Select Equity Portfolio.

      FOR ________     AGAINST _________     ABSTAIN ________

      To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON PROPOSALS NO. 1 AND NO. 2 AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL NO. 1 AND PROPOSAL NO. 2, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.


      ----------------------   -------------------------   -----------------
             SIGNATURE          SIGNATURE (JOINT OWNER)          DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.